SECURITIES AND EXCHANGE COMMISSION
                    Washington, D.C.   20549


                            FORM 8-K


                         CURRENT REPORT
             Pursuant to Section 13 or 15(d) of the
                 Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  DECEMBER 22, 1993


                        ATMOS ENERGY CORPORATION
         (Exact name of registrant as specified in its charter)



     TEXAS                1-10042                 75-1743247
(State or other    (Commission File No.)   (IRS Employer ID. No.)
jurisdiction of
incorporation)



1800 THREE LINCOLN CENTRE, 5430 LBJ FREEWAY, DALLAS, TEXAS  75240
         (Address of principal executive offices)           (Zip
                                                            Code)


Registrant's telephone number, including area code (214) 934-9227


 _____________________________________________________________
 (Former name or former address, if changed since last report)

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Item 2.  Acquisition or Disposition of Assets.

     On December 22, 1993, Atmos Energy Corporation ("Atmos") acquired by means of a merger all of the assets and liabilities of Greeley Gas Company ("Greeley") in accordance with the terms and provisions of an Agreement and Plan of Reorganization dated July 2, 1993 (the "Agreement") by and among Atmos, Greeley Gas Acquisition Corporation, a wholly owned subsidiary of Atmos ("Acquisition Corp"), and Greeley. Under the terms of the Agreement, Greeley merged with and into Acquisition Corp, with Acquisition Corp being the surviving corporation. All of the shares of Greeley's common stock were exchanged for a total of 2,329,330 shares of Atmos common stock. (Fractional shares were paid in cash.) Immediately following the merger of Greeley and Acquisition Corp, Acquisition Corp was merged with and into its parent, Atmos.

     The amount of consideration paid for the outstanding stock of Greeley was established in the Agreement. Atmos based its offer to pay such consideration on various factors, including the nature and quality of Greeley's assets, the financial condition and business prospects of Greeley, and the impact on Atmos' earnings per share. Atmos and Acquisition Corp also received a separate fairness opinion from Stephens Inc., their investment banker and financial advisor.

     Greeley was a privately owned natural gas utility engaged in the distribution and sale of natural gas to residential, commercial, industrial, agricultural, and other customers throughout Colorado, Kansas, and a small portion of Missouri. Greeley's assets consisted of physical property, plant, and equipment (including a pipeline system consisting of 208 miles of gathering system, 219 miles of transmission pipeline, and 3,242 miles of distribution main) used in the conduct of its utility business.


Item 7.  Financial Statements and Exhibits.

     (a) The following financial statements and related documents for Greeley are incorporated by reference to Atmos' Amendment No. 2 to Form S-4 (Reg. No. 33-67098) filed October 8, 1993:

          Report of independent auditors

          Balance sheets at December 31, 1991 and 1992

          Statements of operations and retained earnings for the years ended December 31, 1991 and 1992

          Statements of cash flows for the years ended
            December 31, 1991 and 1992

          Notes to financial statements

It is impracticable, as of the date hereof, to provide the required financial statements for Greeley relating to the periods ended September 30, 1992 and 1993. Such financial statements will be filed as soon as practicable but in any event not later than 60 days after the date hereof.

     (b) The following pro forma financial information for Atmos and Greeley are incorporated by reference to Atmos' Amendment No. 2 to Form S-4 (Reg. No. 33-67098) filed October 8, 1993:

          Unaudited pro forma condensed statement of income for Atmos' twelve months ended September 30, 1991 and Greeley's twelve months ended December 31, 1991

          Unaudited pro forma condensed statement of income for Atmos' twelve months ended September 30, 1992 and Greeley's twelve months ended December 31, 1992

          Notes to unaudited pro forma condensed financial statements

It is impracticable, as of the date hereof, to provide the required pro forma financial statements for Atmos and Greeley relating to the year ended September 30, 1993. Such pro forma financial statements will be filed as soon as practicable but in any event not later than 60 days after the date hereof.

     (c) See the Exhibits Index for a list of exhibits filed with this report.


                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   ATMOS ENERGY CORPORATION
                                   (Registrant)


Date:  January 5, 1994             By:/s/JAMES F. PURSER
                                         James F. Purser
                                      Executive Vice President
                                        and Chief Financial
                                        Officer



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                            EXHIBITS INDEX





                                            Sequentially Numbered
Exhibit                                     Page or Incorporation
Number           Description                 by Reference to

 2.1    Agreement and Plan of Reorgani-      Exhibit 2 to Amendment
        zation dated July 2,  1993 by and    No. 2 to  Form S-4
        among Atmos,  Greeley Gas  Acquisi-  (Reg.  No. 33-67098)
        tion Corporation, and Greeley.       filed October 8, 1993.

 2.2    List of schedules omitted from
        Exhibit 2.1.

 4.1    Restated Articles of Incorporation  Exhibit 3(a) of Form
        of Atmos dated November 10, 1989.   10-K for fiscal year
                                            ended September 30,
                                            1991.

 4.2    Bylaws of Atmos (Amended and        Exhibit  3 of Form
        restated as of February 12, 1992).  for quarter ended
                                            March 31, 1992.

 4.3    Specimen Common Stock Certificate   Exhibit 4(b) of Form
        (Atmos Energy Corporation)          10-K for fiscal year
                                            ended September 30,
                                            1988 (File No.
                                            1-10042).

 4.4   Rights Agreement dated as of         Exhibit 1 of Form
       April 27, 1988 between Atmos and     8-K filed May 10,
       Morgan Shareholder Services Trust    (File No. 0-11249).
       Company.

 23    Consent of Ernst & Young, Denver,
       Colorado.